UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Immunomedics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 IMMUNOMEDICS, INC. Advanced Antibody - Based Therapeutics Oncology Autoimmune Diseases January 2017 The Right Board and the Right Strategy to Maximize Stockholder Value

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 Important Additional Information / Forward Looking Statements Important Additional Information Immunomedics , Inc. (the “Company”), its directors and certain of its executive officers will be deemed to be participants in the solicita tio n of proxies from Company stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting. Th e Company has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission (th e “SEC”) in connection with any such solicitation of proxies from Company stockholders. COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE SUPPLEMENT FILED ON JANUARY 9, 2017 (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set for th in the proxy statement and other materials filed by the Company with the SEC. Stockholders will be able to obtain the proxy statement, an y amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the S EC’ s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.immunomedics.com, by writi ng to Immunomedics , Inc. at 300 The American Road, Morris Plains, New Jersey 07950, or by calling the Company’s proxy solicitor, or by calling Dr. Chau Cheng, Senior Director, Investor Relations & Corporate Secretary, (973) 605 - 8200, extension 123. Forward - Looking Statements This presentation, in addition to historical information, may contain forward - looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding clinical trials (including the funding therefo r, anticipated patient enrollment, trial outcomes, timing or associated costs), regulatory applications and related timelines, out - licensing ar rangements (including the timing and amount of contingent payments), forecasts of future operating results, potential collaborations, an d c apital raising activities, involve significant risks and uncertainties and actual results could differ materially from those express ed or implied herein. Factors that could cause such differences include, but are not limited to, the Company’s dependence on business colla bor ations or availability of required financing from capital markets, or other sources on acceptable terms, if at all, in order to further de velop our products and finance our operations, new product development (including clinical trials outcome and regulatory requirements/a cti ons), the risk that we or any of our collaborators may be unable to secure regulatory approval of and market our drug candidates, r isk s associated with the outcome of pending litigation and competitive risks to marketed products, and the Company’s ability to re pay its outstanding indebtedness, if and when required, as well as the risks discussed in the Company’s filings with the Securities a nd Exchange Commission. The Company is not under any obligation, and the Company expressly disclaims any obligation, to update or alter a ny forward - looking statements, whether as a result of new information, future events or otherwise. 2

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 Agenda 3 • Well - Positioned to Expeditiously Maximize Stockholder Value • New , Highly Respected, Experienced and Completely Independent Board Focused on Best Interests of All Stockholders • New Immunomedics Board has Extensive Experience in M anaging a Biopharma Company that Focuses on Biological Anti - Cancer T herapeutics • Dissident Seeks Board Control Without Paying Other Stockholders Any Control Premium • Dissident's Disruption and Lack of Any Plan Would Certainly Delay and Derail Critical Near - Term Value Creating Initiatives and Potentially Permanently Destabilize t he Company and i ts Cancer Programs

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 Well - Positioned to Expeditiously Maximize Stockholder Value 4

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 5 Overview and Financial Highlights Common shares outstanding 106 million Market capitalization $460 million Debt (convertible senior notes) $100 million Cash, cash equivalents and marketable securities $60 million Forecast FY 2017 annual cash burn (6/30/17) $42 - 44 million 1 Note: Market data as of 1/23/2017; financials pro forma October 2016 financing 1 Assuming a transaction announced in Q3 of FY 2017 • Clinical stage biopharmaceutical company founded in 1982 and based in Morris Plains, New Jersey • Develops monoclonal antibody - based products for the targeted treatment of cancer, autoimmune diseases and other serious diseases • Committed to be a leading, innovative biopharmaceutical company , dedicated to improving health and quality of life with novel therapeutics for the treatment of cancer, autoimmune and other serious diseases • First products marketed were 2 diagnostic imaging agents , with one still being sold outside USA • Validated first - in - class antibody - drug conjugate (ADC) platform technology for solid cancer therapy • Recognized to have one of the strongest pipelines and innovative science among biotechnology firms • History of 6 corporate licensing partnerships , including the ongoing partnership with Bayer • Significant development funding through preclinical and clinical grants from NIH and DoD currently funding our clinical study for 40 patients with lupus • Key leadership & employees – David M. Goldenberg, ScD, MD, Chairman, Chief Scientific Officer, Chief Patent Officer – Cynthia L. Sullivan, MS, MBA, President and Chief Executive Officer – Michael R. Garone, MBA, Chief Financial Officer – William A. Wegener, MD, PhD, Chief Medical Officer – 145 employees, 50+ hold M.D., Ph.D. or other advanced degrees

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 • Immunomedics has achieved a number of critical near - term milestones : – Added four highly respected, ideally qualified and completely independent Directors – Announced Chairman transition plan and responsibly initiated CEO transition – Achieved the goal of enrolling 100 metastatic triple - negative breast cancer (TNBC) patients into the ongoing Phase 2 clinical trial of IMMU - 132 on schedule – Presented positive Phase 2 clinical results for IMMU - 132 in 85 assessable TNBC patients at Investor R&D Day – Made three presentations , including an update on Phase 2 clinical results of IMMU - 132 in TNBC patients as well as preclinical results in regards to the Company’s immuno - oncology technology, at the San Antonio Breast Cancer Symposium (SABCS) in December 2016 – Retained Greenhill & Co. as its financial advisor to conduct broad strategic process with Transaction Committee of the Board – Received acceptance for publication of article in major cancer journal on results of IMMU - 132 in TNBC patients • Immunomedics expects to achieve a number of additional near - term milestones : – Submitting a Biologics License Application (BLA) to the U.S. Food and Drug Administration (FDA) for accelerated approval of IMMU - 132 in TNBC patients in mid - 2017 – Executing on a broad strategic process with the support of Greenhill & Co. as its financial advisor – Initiating a Phase 3 Confirmatory Trial for IMMU - 132 in TNBC patients in early 2017 – Presenting interim results of Phase 2 clinical trials for IMMU - 132 in patients with urinary bladder cancer (UC) at the ASCO Genitourinary Cancers Symposium on February 17, 2017 – Submitting article for publication on results of IMMU - 132 in patients with advanced non - small - cell lung cancer (NSCLC) 6 Achieving Critical Near - Term Milestones

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 • IMMU - 132 ( s acituzumab govitecan ) is a late - stage therapy focused on providing the targeted delivery of a drug by an antibody to treat various forms of cancer – U nique because it does not use supertoxic drugs, but specifically uses moderately toxic drugs, such as SN - 38, attached at a much higher drug - to - antibody ratio – SN - 38 is the active metabolite of irinotecan; irinotecan is approved by many Health Authorities, including the FDA, as a chemotherapeutic for patients with cancer – We believe we have a better safety profile than other antibody - drug conjugates or other cytotoxic drugs in current use for cancer therapy, based on historical data • IMMU - 132 was created at Immunomedics by conjugating SN - 38 site - specifically and at a high ratio of drug to hRS7, our anti - TROP - 2 antibody – TROP - 2 is a cell - surface receptor over - expressed by many human tumors, including breast, urinary bladder, colon, uterine, ovarian, cervical and lung cancers, and has limited expression in normal human tissues – hRS7 internalizes into cancer cells following binding to TROP - 2, making it a suitable candidate for the delivery of cytotoxic drugs • IMMU - 132 has received Breakthrough Therapy designation from the FDA for the treatment of TNBC patients who have failed prior therapies for metastatic disease • FDA granted Fast Track designation for patients with TNBC, and for patients with SCLC or NSCLC – Fast Track designation is designed to expedite the development and review of applications for products intended for the treatment of a serious or life - threatening disease or condition • IMMU - 132 has also been designated an orphan drug by the FDA for the treatment of patients with SCLC or pancreatic cancer in the United States and by the European Medicines Agency (EMA) for the treatment of patients with pancreatic cancer in the European Union 7 IMMU - 132 is a Breakthrough Therapy

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 • Confirmed additional positive results for TNBC patients enrolled in Phase 2 clinical trial of IMMU - 132 – Reported Phase 2 clinical trial data in 85 assessable patients, up from 69 assessable patients presented at SABCS in December 2016 – 85 of the 100 assessable patients required to submit application for accelerated approval by the FDA • 81 % of patients treated with IMMU - 132 showed tumor shrinkage from baseline measurements – Patients had range of two to 12 prior therapies with virtually no treatment options available – Results appear to be better than previously reported by any single agent therapy in this disease • Lessening of the major side effect associated with the treatment – Only major toxicity is a laboratory effect, reduction of white blood cells, which is manageable and a common side effect of cancer therapeutics – IMMU - 132 appears to be tolerated well, with patients receiving treatment for over a year in numerous cases • Achieving meaningful therapeutic effects for IMMU - 132 in three other advanced cancers: UC, SCLC and NSCLC 8 New Positive IMMU - 132 Data Announced at R&D Day Data to support our BLA filing for accelerated approval of IMMU - 132 in TNBC patients continues to be positive

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 9 IMMU - 132 Expected to Drive Near - Term Value Creation IMMU - 132 achieving critical milestones and well - positioned to realize full potential Overseeing Significant Progress Toward Value Creation Presented clinical trial results at major medical meetings Single - arm Phase 2 study achieved planned enrollment of 100 patients in TNBC for accelerated approval Gained Breakthrough Therapy designation), setting path for accelerated approval Initiated Phase 2 trials in SCLC and NSCLC, each with 50+ patients, respectively Initiate Phase 3 Trial in TNBC early 2017 Submit a BLA to the FDA for accelerated approval for TNBC mid - 2017 Updated Phase 2 results in TNBC presented at R&D Day Conclude broad strategic process Phase 2 trial of 40+ patients with advanced, metastatic urinary bladder cancer ( UC) nearly complete Contracted 3 well - established manufacturers for commercial production, achieving required timetable for Phase 3 Trial Extended Phase 2 safety and efficacy clinical trial in patients with metastatic TNBC & submitted for publication Secured FDA and European Medicines Agency (EMA) agreements for Phase 3 randomized control protocol, including Special Protocol Assessment (SPA) from FDA Retained Greenhill & Co. to pursue partnering options Complete In process

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 x Conducting broad and robust strategic process with the assistance of our outside financial advisor, Greenhill & Co., to expeditiously maximize stockholder value x Retained expert , independent third - parties to conduct a full commercial assessment of the U.S. and European market opportunities for IMMU - 132 and a general commercial assessment of our other programs, as well as an independent audit of commercial manufacturing facilities, processes and other relevant regulatory areas I ndependent third - party review well underway looking at pertinent radiological scan results for IMMU - 132 in TNBC and NSCLC indications in a blinded fashion (per FDA requirements) x A dvancing other product candidates in cancer and autoimmune diseases, which can be translated to clinical studies Includes two additional antibody - drug conjugates for cancer therapy, and novel immuno - oncology agents for the treatment of advanced solid cancers Conducting Phase 3 multi - national clinical trial of antibody therapy in children with leukemia Advancing a clinical trial of antibody therapy in patients with lupus, under a grant with the U.S. Department of Defense 10 Realizing Value of Product Pipeline New Board, management and strategic advisor are vigorously exploring all opportunities to achieve near - term value potential

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 11 Independent Analysts Support Strategy and Recent Developments on IMMU - 132 • “R&D day highlighted IMMU - 132's promise in urothelial , lung, and TNBCs , a $7.5B global revenue opportunity by 2025 in four tumor types, an interesting early pipeline and technology platform, and a deep dive into '132's CMC activities (a recent concern for some investors). In our view, '132 in TNBC continues to look approvable in the U.S. based on Ph. II data and IMMU has made good CMC progress , keeping '132 on track for an early Q3 2017 BLA filing ” Jefferies, 1/19/17, Rating: Buy, Price Target: $6.00 (Methodology: DCF; Discount Rate: 12%, Final Year of Estimates: 2033) • “For the phase 2 study of IMMU - 132 in triple negative breast cancer (TNBC), IMMU reported interim data from 85 assessable patients (enrollment of 100 patients achieved last month), noting that the objective response rate (ORR) and median progression free survival ( mPFS ) have been maintained, while the median overall survival ( mOS ) has been extended to almost 19 months (on intention - to - treat, or ITT, basis)…In addition, IMMU noted progress made in chemistry, manufacturing and controls (CMC) in preparation for the regulatory filing. IMMU also highlighted independent market research that suggests a $3 billion opportunity by 2025 for IMMU - 132 as third - line monotherapy in TNBC, UC, NSCLC and SCLC, and greater opportunity as combination and earlier - line therapy” Wells Fargo, 1/19/17, Rating: Market Perform, Valuation Range: $3.50 - $4.50 (Methodology: probability adjusted NPV for IMMU - 132; Discount Rate: 10%)

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 Robust Pipeline of Antibody - Based Therapies Therapy Treatment Purpose Phase 3 Epratuzumab ( humanized anti - CD22) Pediatric acute lymphoblastic leukemia* Phase 2 Sacituzumab govitecan / IMMU - 132 (anti - Trop - 2 - SN - 38 antibody - drug conjugate) TNBC (FDA granted Breakthrough Therapy Designation) Metastatic solid cancers (SCLC/NSCLC/UC/endometrial/prostate) Labetuzumab govitecan / IMMU - 130 (anti - CEACAM5 - SN - 38 antibody - drug conjugate) Metastatic colorectal cancer Veltuzumab (anti - CD20) Cancer and autoimmune diseases Phase 1 Milatuzumab (anti - CD74) Autoimmune diseases (Lupus) IMMU - 114 (anti - HLA - DR) Hematologic malignancies * The International clinical trial on childhood relapsed acute lymphoblastic leukemia ( IntReALL ) is funded by the European Commission.

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 Greenhill: A Unique Investment Banking Firm Founded 1996 13 How We Are Different Global Reach Selected Recent Assignments Advising Clients is Our Only Business ▪ No Investing, Trading, Lending or Underwriting ▪ No Products to Sell / No Conflicts Advice on a Wide Range of Matters ▪ M&A, Financing, Restructuring, Capital Raising ▪ All Major Industry Sectors Substantial Teams in All Major Markets ▪ ~73 Managing Directors, averaging ~25 years experience M&A Buyside M&A Sellside Other $ 1.1bn sale of Australian broadcasting rights to Fox Sports and Nine Network Financing & Restructuring $7.3bn sale to Aetna $4.1bn sale to Equinix $1.8bn acquisition of Cars.com $2.9bn acquisition of Firth Rixson Limited $5.9bn acquisition of the private label credit card of Target $ 25.1bn acquisition of Forest Laboratories The US Department of the Treasury on the sale of its $51.6bn ownership stake in AIG through numerous Secondary Public Offerings $825mm placement for Related Real Estate Recovery Fund $1.7bn acquisition of a portfolio of LP interests in buyout funds and a portfolio of direct stakes in companies from Citigroup and a $1.9bn acquisition of portfolio of LP interests in private equity funds from Bank of America TCEH and EFCH in connection with the jointly administered Chapter 11 proceedings of EFH and its subsidiaries The Retirement Systems of the City of Detroit in connection with Detroit’s Chapter 9 proceedings Strategic review process and subsequent comprehensive recapitalization transactions with certain affiliates of Centerbridge Partners $40 .5bn acquisition of Allergan’s Generics business Up to $440 million licensing agreement for Rekynda with AMAG Pharmaceuticals $4.3bn sale to Global Payments The Official Committee of Unsecured Creditors of CHC Group in connection with CHC’s Chapter 11 proceedings Dallas New York Frankfurt Toronto Chicago Houston London Tokyo Sydney Melbourne India (Senior Advisor) Singapore Stockholm São Paulo Hong Kong San Francisco IPO 2004 (NYSE: GHL) 15 Offices Licensed investigational monoclonal IL - 23 antibody targeting autoimmune diseases to AbbVie

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 Greenhill’s Role in the Immunomedics Process Overview 14 • In September 2016, Greenhill was engaged to conduct a comprehensive review of Immunodemics ’ potential strategic and business alternatives and develop a set of recommendations for the Board to consider to help maximize the value of the Company’s asset s f or its stockholders • Greenhill and the Board, through the oversight of the Transaction Committee, is currently conducting a broad strategic process to manage inbound inquiries and to contact potentially interested parties to explore transactions that would maximize value • Currently there are multiple parties interested and engaged in active discussions with the Company • Immunomedics , its Board and other advisors are striving to minimize costs and distractions to management and the Board of the Company with the goal to conclude a strategic review process in early 2017 Greenhill’s Role with Immunomedics Activities Completed to Date • Undertook extensive preparation work for the licensing process including the creation of non - confidential summaries and marketin g materials, presentations on recent news & publicly available clinical data • Identified potential counterparties and developed a tailored messaging strategy to each based on strategic fit and status of pas t discussions • Assisted the Company in the creation of a confidential data room, management presentation and deep dive presentations for cl ini cal, CMC, regulatory, and IP functional areas • Conducted outreach to dozens of strategic counterparties and currently engaged in discussions and ongoing diligence with a nu mbe r of them • Provided recommendation and assistance in selection of a third party commercial consultant to conduct a commercial assessment • Facilitated direct interactions between counterparties and Company management

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 New, Highly Respected, Experienced and Completely Independent Board Focused on Best Interests of All Stockholders 15

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 16 New, Highly Experienced and Independent Board The new Immunomedics Board has the right expertise and history of staunch stockholder advocacy to maximize value creation • Jason Aryeh (New Independent Director – Vice Chairman) : More than 20 years of equity investment experience focused on the life sciences industry – Founder and Managing General Partner of JALAA Equities, LP, a private, activist - oriented hedge fund focused on the life - sciences – Chairman of the Board of Novelion Therapeutics Inc. – Member of the boards of directors of Ligand Pharmaceuticals Inc., Aralez Pharmaceuticals Inc., CorMatrix Cardiovascular Inc., and the Cystic Fibrosis Foundation's Therapeutics Board – Recently completed successful consultancy for Derma Sciences, Inc. (NASDAQ: DSCI) focused on the enhancement of stockholder value • Dr. Geoffrey Cox (New Independent Director ) : Seasoned executive with more than 16 years of experience in Chairman and CEO roles at publicly traded life sciences companies and more than four decades of overall industry experience – Currently principal of Beacon Street Advisors LLC, providing advisory services and interim management support to life science s companies; during his tenure he also served as interim CEO of QLT Inc. – Previously was partner at Redsky Partners LLC Consulting – Served as Chairman, President and CEO of GTC Biotherapeutics Inc. (now known as rEVO Biologics) and prior to that as Chairman, President and CEO of Aronex Pharmaceuticals. Inc. – 30+ year career at Genzyme U.K. and Genzyme Corporation overseeing manufacturing operations and infrastructure for pharmaceuticals, diagnostics and genetics – Member of the boards of directors of Aviragen Therapuetics Inc., Novelion Therapeutics Inc. and Lakewood - Amedex Inc.

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 17 New, Highly Experienced and Independent Board The new Immunomedics Board has the right expertise and history of staunch stockholder advocacy to maximize value creation • Robert Forrester (New Independent Director) : Decades of relevant experience at both private and public life sciences companies, as well as business development, M&A and financial expertise – Currently a director and CEO of Verastem , Inc. – Has served as Chief Operating Officer of Forma Therapeutics, Inc., served as Interim President and Chief Executive Officer, a nd previously as Executive Vice President and Chief Financial Officer of CombinatoRx , Inc., respectively – Previously Senior Vice President of Finance and Corporate Development at Coley Pharmaceuticals Group, Inc. – Former managing director of the Proprietary Investment Group at MeesPierson , and has held roles at the investment banks BZW (now Barclays Capital) and UBS in the corporate finance groups undertaking M&A and public and private finance transactions • Bob Oliver (New Independent Director ): More than 25 years of experience in the pharmaceutical industry, including in sales and marketing and helping world - renowned global pharmaceutical companies expand commercial operations – Currently President and CEO of Otsuka America Pharmaceutical, Inc., (“OAPI”) and previously held roles at OAPI as Senior Vice President of Sales and Marketing and as President and Chief Operating Officer – Over the past 6 ½ years responsible for managing the Oncology business for Otsuka America Pharmaceuticals, Inc. including the promotion of Sprycel in partnership with Bristol Myers Squibb for the treatment of CML • In addition, built OAPI’s commercial capabilities, working with Lundbeck to launch ABILIFY MAINTENA (aripiprazole) and led the transfer of ABILIFY® (aripiprazole) commercial responsibilities from Bristol - Myers Squibb to OAPI • Also grew ABILIFY® to the number - one selling pharmaceutical in the U.S.

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 18 New, Highly Experienced and Independent Board The new Immunomedics Board has the right expertise and history of staunch stockholder advocacy to maximize value creation • Brian A. Markison (Lead Independent Director ): E xtensive executive leadership, research and development, M&A, manufacturing, finance and sales experience in the pharmaceuticals and life sciences industries, including serving for 22 years at Bristol - Meyers Squibb, o ne of the world’s most recognizable and reputable global pharmaceutical companies – Currently Chairman and CEO of Osmotica Pharmaceuticals, a privately held pharmaceutical company – Serves as healthcare industry executive at Avista Capital Partners, a leading private equity firm – Previously President, CEO and director of Fougera Pharmaceuticals, Inc., a company created from the acquisition of Nycomed A/S by Takeda Pharmaceuticals, (and acquired by Novartis AG, effective July 2012 – Former President and CEO of King Pharmaceuticals, Inc. – Served in various leadership positions within Bristol - Myers Squibb’s Oncology, Virology and Oncology Therapeutics Network Busine sses, most recently as President and previously as President and Senior Vice President, Licensing and External Development – Chairman of Lantheus Medical Imaging, Inc., Chairman of Rosetta Genomics, Ltd., and a director for PharmAthene , Inc . • Dr . David M. Goldenberg (Chairman ): Critical knowledge of Immunomedics that is vital to the continued advancement of IMMU - 132 and its related value creation opportunities. He has more 50 years of research and development experience in the field of oncology and immunology, and is a pioneer in the development of radiolabeled antibodies for various applications in the detection, diagnosis and thera py of cancer – Founded Immunomedics in 1982 and currently serves as Chairman, Chief Scientific Officer and Chief Patent Officer after holding other executive leadership roles during his career – Chairman and Founder of IBC Pharmaceuticals, Inc., a subsidiary of Immunomedics – Served as President and Trustee of the Center for Molecular Medicine and Immunology and as President and CEO of the Garden St ate Cancer Center, a subsidiary of the Center for Molecular Medicine and Immunology – Prior professor or adjunct p rofessor at five U.S. medical schools and founded two cancer centers – Past member of NIH Study Section, past Chairman of VA Oncology Merit Review Board, Editorial Board of several cancer journals , r ecipient of highest award of Society of Nuclear Medicine, Co - recipient of Abbott Award, awards from several other national and internatio nal organizations (British Institute of Radiology, Swedish Academy of Medicine, Tel Aviv University), author of ~800 peer - review art icles, editor of several journal supplements and 2 books

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 19 New, Highly Experienced and Independent Board The new Immunomedics Board has the right expertise and history of staunch stockholder advocacy to maximize value creation • Cynthia L. Sullivan (Director) : More than 25 years of biopharmaceutical research and development experience in the fields of oncology and immunology and has served a numerous public company Boards during her career. She has deep knowledge of Immunomedics and IMMU - 132 that is vital to the continued progress of the Immunomedics – Currently President and Chief Executive Officer of Immunomedics and president of IBC Pharmaceuticals, Inc., a subsidiary of Immunomedics – Held various executive leadership roles for Immunomedics including as Executive Vice President and Chief Operating Officer since joining Immunomedics in 1985 – Former experience with Ortho Diagnostic Systems, Inc., a subsidiary of Johnson & Johnson – Served as a director of Digene Corp ., where she oversaw the successful $1.6 billion merger of Digene and Qiagen N.V. – Served as a director of Urigen Pharmaceuticals, Inc., a specialty pharmaceutical company focused on the development and commercialization of treatments for urological disorders – Member of the board of trustees for the HealthCare Institute of New Jersey

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 20 Enhanced Corporate Governance The new Immunomedics Board continues to take steps to strengthen governance, oversight and stockholder democracy • New Board of Directors added four independent directors; two incumbent directors stepped down – Annually elected Board comprises seven directors, with five independent – Appointed Jason Aryeh as Vice Chairman to succeed Dr. David Goldenberg as Chairman – All Board committees chaired by and composed entirely of independent directors – Formed T ransaction C ommittee of the Board consisting entirely of independent directors • Independent directors of the Board are holding management team accountable for achieving critical milestones • Implemented succession plan : – Effective June 30, 2017, Jason Aryeh will assume the role of Chairman of Immunomedics’ Board – Dr. Goldenberg , current Chairman, will transition his role, effective June 30, 2017; h e will continue as a Board member and in his roles as Chief Scientific Officer and Chief Patent Officer – The Board has commenced a search for a new CEO, led by its new independent directors

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 21 Strong Stockholder Rights Annually elected Board No poison pill Stockholders can act by written consent Stockholders holding 20% can call special meetings No advance notice requirements for director nominations and other proposals by stockholders Stockholders can remove directors without cause and by majority vote Stockholders have the right to fill director vacancies Stockholders can amend the bylaws with majority vote Majority voting standard in director elections

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 Dissident Seeks Board Control Without Paying Any Control Premium and Would Cause Disruptions Without Any Plan - Derailing Critical Near - Term Value Creating Initiatives and Potentially Permanently Destabilizing the Company and its Cancer Programs 22

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 23 Election of venBio Nominees Will Disrupt Progress of IMMU - 132 and Derail Imminently Expected Value Creation • Handing Board control to venBio would definitely delay and potentially permanently destroy stockholder value by halting the ongoing strategic process and by delaying the Phase 3 trial of IMMU - 132 in TNBC patients as well as the filing for accelerated approval of IMMU - 132 by the FDA • venBio's nominees lack the legacy knowledge and corporate connections to move rapidly and prevent value destruction , and, thus, lack the abilities to: – Maintain momentum of the clinical program, which is on the verge of initiating Phase 3 trial of lead product to treat very malignant form of breast cancer (TNBC), including relationship with Clinical Research Organization engaged to conduct this multi - national trial – Assume regulatory interactions with the FDA – Prevent significant disruption of the Chemistry, Manufacturing & Controls (CMC) program with three external suppliers – Secure the legal/IP resources to continue strengthening the IP portfolio – Accurately and appropriately communicate assets to interested parties With no particular plans, venBio is poised to leave your company rudderless and your investment at grave risk

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 24 venBio Change of Control Will Have Significant Consequences • venBio's four nominees would effect a costly change in control of the Board causing multiple unintended consequences : – Potentially jeopardizes $397.2 million of net operating loss (NOL) carry forwards – in whole or in part – that could be used to offset future taxable income in the event of a change in ownership in the stockholder base caused by the proxy contest and venBio’s planned equity financing; – Accelerates employee equity awards and would likely trigger contractual change of control provisions with executive management resulting in costs over $15 million – this would likely cause a going concern opinion to be declared by the Company’s auditor • Any change of control would likely trigger: – Non - orderly and disruptive l oss of employment of the Founder, Chairman, Chief Scientific and Chief Patent Officer, and the President and CEO – Cessation of ongoing broad strategic process – No guarantees in place that a replacement team would be able to pick up Phase 3 trial of IMMU - 132 in TNBC patients or submit BLA for accelerated approval by the FDA – Probable resignation under contractual severance arrangements of key senior personnel – Uncertainty that venBio would be able to secure technologically skilled resources in a timely manner – Interrupt and put at risk other ongoing clinical programs and important research developments – Loss of knowledge and input of Chief Patent Officer needed for continued prosecution of vital patents venBio only offers risks, delays and likely value destruction

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 25 Immunomedics Engaged Constructively with venBio and Took Action to Achieve a Settlement • venBio did not engage in discussions with the Company regarding Board composition prior to nominating a majority slate for election to the Board – Immunomedics filed its definitive proxy statement on November 2 – venBio ambushed the Company with the filing of its preliminary proxy materials on November 16 without so much as a heads up to the Company • Immunomedics postponed the Annual Meeting to allow stockholders to appropriately measure the Company’s progress AND to provide time to continue engaging with venBio toward a mutually agreeable resolution – Immunomedics Board, including its Chairman and certain independent members of the Board, as well as its financial advisor, held numerous telephonic and in - person meetings with venBio – Offered and executed NDA with objective of reaching agreement – venBio terminated NDA and ultimately refused any settlement proposal that did not provide venBio with the right to unilaterally block any licensing transaction that it did not support venBio will settle for nothing short of effective control over your investment in Immunomedics

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 26 Immunomedics Engaged Constructively with venBio by Offering Multiple , Generous Settlement Options • Prior to appointing the new Board, Immunomedics offered to venBio : – The ability to appoint two of venBio’s director nominees; – Adding two additional mutually agreed upon independent directors; – Implementing an orderly succession plan effective June 30, 2017; – Creating a four - member transaction committee to review and approve all potential partnerships or M&A transactions that would comprise two venBio nominees and two of Immunomedics’ independent directors; and – Submitting any transaction to a stockholder vote that was not approved by the Transaction C ommittee • Following appointment of the new Board, on January 9, 2017, your Board offered to venBio : – Immediate appointment of any venBio nominee to the Board, including serving on the Transaction Committee and the CEO Search Committee; and – Appointment of an additional venBio nominee to serve as a consultant to the Transaction Committee to allow additional direct oversight and influence on the current strategic process. • venBio declined any settlement proposal that denied the power to unilaterally block any transaction that the venBio nominees did not support. venBio insisted on this power over the Company without paying a control premium to stockholders -- as fiduciaries of all stockholders, your new Board simply cannot allow this to happen. venBio will settle for nothing short of effective control over your investment in Immunomedics

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 venBio is Seeking C ontrol W ithout Paying a Control Premium to All Stockholders • If elected, venBio’s nominees would control a majority of the Immunomedics Board, handing venBio and its nominees control of the C ompany – venBio is a 9.9% stockholder and is seeking representation of 57% of the Board – C learly , venBio’s ownership is not proportional with the magnitude of its demands – Importantly, venBio is seeking control of the Board without offering to pay a premium for such control 27 Your new Board remains open to negotiating with venBio to secure an appropriate control premium for stockholders

0 57 166 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 28 IMMU Stockholders Have a Clear Choice – Vote the WHITE Proxy Card x Clear plan and path to accelerated approval of IMMU - 132 in TNBC patients x Broad strategic process led by independent directors with assistance of outside financial advisor, Greenhill & Co. Continued progress toward value creation × Seeking control without offering stockholders a control premium × Insists on unilateral veto right on significant transactions Risk and potential value destruction x Focused on IMMU - 132 development, but continuing to deliver additional strong preclinical and clinical drug candidates × No new ideas to improve upon the Company’s publicly stated strategy x Your new Board is committed to doing right by all stockholders Immunomedics venBio × No concern about disrupting the Company’s strategy at a critical juncture with significant opportunity for near - term value creation and expected accelerated approval of IMMU - 132 x Committed to best practices for corporate governance for stockholder democracy × Refuses to engage in any reasonable settlement

66 0 36 108 31 63 125 215 208 196 255 76 0 252 145 63 252 174 113 0 24 70 175 165 147 171 176 186 131 126 116 114 90 48 242 242 242 213 227 255 VOTE THE WHITE PROXY CARD TODAY Vote FOR all the Immunomedics director nominees If you have already voted for venBio on a gold proxy card, it is not too late to change your vote by using the WHITE proxy card to vote for ALL of your Immunomedics director nominees only your latest vote counts! 2